UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 29, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 18, 2017, Extreme Networks, Inc. (“Extreme” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had completed the purchase of the fabric-based secure networking solutions and network security solutions business  of Avaya Inc., a Delaware corporation (“Avaya”), pursuant to that certain Asset Purchase Agreement, dated as of March 7, 2017, by and between the Company and Avaya.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The Special Purpose Combined Statements of Assets to be Acquired and Liabilities to be Assumed and Special Purpose Combined Statements of Revenues and Direct Expenses for the fiscal years ended September 30, 2016 and 2015, (audited) and for the 6-month periods ended March 31, 2017 and 2016, (unaudited), were filed as Exhibits 99.1 and 99.2, to the current report on Form 8-K by the Company on July 18, 2017, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information with respect to the Company’s purchase of the fabric-based secure networking solutions and network security solutions business of Avaya Inc. is filed as Exhibit 99.1 to this report and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1

Unaudited pro forma condensed combined financial statements of the Company, which include a pro forma condensed combined balance sheet as of March 31, 2017 and pro forma condensed combined statements of operations for the year ended June 30, 2016 and the nine months ended March 31, 2017, with respect to the Company’s purchase of the fabric-based secure networking solutions and network security solutions business of Avaya Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2017

EXTREME NETWORKS, INC.

By:	/s/ B. DREW DAVIES
B. Drew Davies
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)